UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/09

ITEM 1.           REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2009

Semiannual Report to Shareholders

DWS International Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Summary of Administrative Fee Evaluation by Independent Fee Consultant

52 Account Management Resources

53 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 are 1.22%, 2.10%, 2.01% and 0.80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares and for the 3-year, 5-year and 10-year periods for Class A and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares for the period prior to its inception on August 2, 1999 and for Class B and C shares for the period prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS International Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/09
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-48.31%	-54.36%	-17.44%	-5.07%	-2.12%
Class B	-48.49%	-54.71%	-18.14%	-5.94%	-2.94%
Class C	-48.49%	-54.71%	-18.07%	-5.84%	-2.89%
MSCI EAFE Index+	-44.58%	-50.22%	-15.30%	-3.27%	-1.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 2/28/09
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-48.18%	-54.16%	-17.07%	-4.65%	-5.11%
MSCI EAFE Index+	-44.58%	-50.22%	-15.30%	-3.27%	-2.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 2/28/09	$ 27.87	$ 27.67	$ 27.62	$ 27.88
8/31/08	$ 56.22	$ 55.54	$ 55.47	$ 56.35
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ 1.41	$ 1.11	$ 1.11	$ 1.56
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	215	of	248	87
3-Year	147	of	209	70
5-Year	114	of	188	61

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/09
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,301	$5,304	$7,266	$7,606
	Average annual total return	-56.99%	-19.05%	-6.19%	-2.70%
Class B	Growth of $10,000	$4,397	$5,381	$7,292	$7,419
	Average annual total return	-56.03%	-18.66%	-6.12%	-2.94%
Class C	Growth of $10,000	$4,529	$5,500	$7,403	$7,461
	Average annual total return	-54.71%	-18.07%	-5.84%	-2.89%
MSCI EAFE Index+	Growth of $10,000	$4,978	$6,078	$8,469	$9,004
	Average annual total return	-50.22%	-15.30%	-3.27%	-1.04%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended February 28
Comparative Results as of 2/28/09
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$458,400	$570,300	$788,300	$651,800
	Average annual total return	-54.16%	-17.07%	-4.65%	-5.11%
MSCI EAFE Index+	Growth of $1,000,000	$497,800	$607,800	$846,900	$804,200
	Average annual total return	-50.22%	-15.30%	-3.27%	-2.63%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 0.93% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/09
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-48.21%	-54.21%	-17.17%	-4.75%	-1.81%
MSCI EAFE Index+	-44.58%	-50.22%	-15.30%	-3.27%	-1.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/09	$ 28.00
8/31/08	$ 56.55
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ 1.52
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	212	of	248	86
3-Year	138	of	209	66
5-Year	104	of	188	56
10-Year	65	of	113	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended February 28
Comparative Results as of 2/28/09
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$4,579	$5,683	$7,839	$8,334
	Average annual total return	-54.21%	-17.17%	-4.75%	-1.81%
MSCI EAFE Index+	Growth of $10,000	$4,978	$6,078	$8,469	$9,004
	Average annual total return	-50.22%	-15.30%	-3.27%	-1.04%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2008 to February 28, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 516.90	$ 515.10	$ 515.10	$ 517.90	$ 518.20
Expenses Paid per $1,000*	$ 4.81	$ 7.63	$ 7.63	$ 3.50	$ 3.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,018.45	$ 1,014.73	$ 1,014.73	$ 1,020.18	$ 1,020.73
Expenses Paid per $1,000*	$ 6.41	$ 10.14	$ 10.14	$ 4.66	$ 4.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.28%	2.03%	2.03%	.93%	.82%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS International Fund's strategy and the market environment during the six-month period ended February 28, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the international stock markets perform during the past six months?

A: International equities performed poorly during the past six months, as a relentless barrage of negative news weakened consumer and investor confidence worldwide. The cause of the downturn was the continued evolution of the global financial crisis, which led to the deterioration of bank balance sheets, a sharp erosion in investor confidence and a severe slowdown in economic growth. Fourth quarter gross domestic product (GDP) numbers tell the story. In the United States, GDP contracted at an annualized rate of 6.2%, its worst performance since the first quarter of 1982. Overseas, Japan's fourth quarter GDP declined at an annualized rate of 12.7%, while UK growth fell by 1.6% on a year-over-year basis, the worst showing since 1980. Housing figures also worsened in the United States, United Kingdom and mainland Europe, and labor markets slackened worldwide. With this as background, the International Monetary Fund cut its 2009 world growth forecast by 0.75 percentage points to 2.2% — which would mark the worst year for the global economy since 1945. Slower growth, in turn, caused a sharp drop-off in corporate earnings, particularly in the most economically sensitive sectors. Taken together, these factors led to a decline of -44.58% in the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.1

The effects of currency movements also played a part in the underperformance of international equities. While the value of the Japanese yen rose during the period, this was more than offset by declines of 13% in the euro and 21% in the British pound. Since foreign shares are denominated in local currencies, a decline in the value of these currencies relative to the dollar decreases the value of the investment when it is measured in US dollar terms.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended February 28, 2009 was -48.31%, which trailed the returns of both the MSCI EAFE Index and the fund's Lipper peer group, International Large-Cap Core Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

Q: Why did the fund underperform?

A: The primary reason for underperformance was that the portfolio was positioned too aggressively coming into the worst phase of the market downturn. A large weighting in the emerging markets, along with numerous positions in small- and mid-cap stocks, meant that the portfolio was highly vulnerable to the sharp sell-off that occurred during September and October. Additionally, the fund held above-market weightings in economically sensitive stocks in the energy and materials sectors — a negative at a time when slowing growth was the primary concern.

Since August 2008, we have made an effort to position the portfolio more conservatively — a shift we discuss in greater detail below.

Q: How would you characterize the fund's overall positioning as this stage?

A: We are taking a defensive approach given the uncertainty over the length and depth of the downturn in both global growth and corporate earnings. This is reflected in our focus on companies with strong balance sheets, stable dividends, and higher visibility regarding earnings and revenues. We are also favoring large-cap companies over small-cap companies, since historically larger firms are better able to navigate periods of turmoil. In terms of sector positioning, we have deeply underweighted the consumer discretionary and financial sectors in favor of more stable areas such as health care and telecommunications.

We expect that this positioning will shift over time as prevailing market conditions evolve, as we are seeing increasingly compelling long-term opportunities in the more cyclical sectors. For example, while we have taken the fund's emerging-markets exposure from about 20% in the late summer to around 5% by the end of the reporting period, we believe selective investments in the emerging markets will pay off in time. We are therefore searching selectively for companies that we can add to the portfolio once the broader investment environment begins to improve. We also believe trends such as infrastructure and alternative energy could help support selected stocks within the badly bruised industrials sector. Right now, however, risks remain too high to pursue a more aggressive strategy.

Q: What specific positions hurt performance?

A: The consumer sector proved to be the most disappointing area for the fund. The leading detractor was a stock we have discussed frequently in the past: Nokian Renkaat Oyj*, a Finnish manufacturer and distributor of winter tires. Half of the company's sales are in Russia, a distinct negative at a time when any stock with exposure to the emerging markets in general, and Russia in particular, was hammered by investors. With this as the backdrop, Nokian's stock fell 71% during the six-month period. Also weighing on returns was a position in Suzuki Motors*, which is domiciled in Japan but generates the bulk of its sales in India. This was another case of emerging-markets exposure weighing heavily on the performance of an otherwise fundamentally sound company.

Energy was also an area of weakness for the fund. With the price of oil falling from its 2008 high of $146 to a low of $34 in February, energy was one of the worst-performing areas in the market during the past half year. Our stock picks underperformed as a group, due largely to the decline of approximately 75% in the Russian stock Gazprom. We view this as another prime example of a stock underperforming due largely to its domicile rather than its fundamentals.

As was the case with energy, the prospect of slowing global growth led to a sharp downturn for stocks in the materials sector. Many of the stocks that were held in the fund in August were hit hard in the autumn sell-off, including Xstrata PLC, Vidanta Resources PLC and Companhia Vale do Rio Doce ("CVRD") in Brazil. We have since sold all three of these stocks from the fund as part of our effort to reduce risk.

Q: In what areas did the fund outperform?

A: Naturally, there were some bright spots. Most notably, a substantial underweight in financials — one of the worst-performing sectors of the market — helped blunt the impact of the banking crisis on the fund's performance. The fund was also helped by the fact that many of the financials it holds were leveraged to the Chinese economy, such as China Life Insurance Co., Ltd. and HSBC Holdings PLC. China, while weakening from its previous double-digit levels of growth, is still one of the world's strongest economies.

Health care was a further source of relative strength. Here, the fund was invested in defensive companies that were minimally affected by the downturn in the global economy. Stocks such as Novo Nordisk AS, the world's number-one producer of insulin, and Fresenius Medical Care AG & Co., the largest provider of dialysis care, both benefited from the non-cyclical nature of their businesses. Similarly, the stocks of Bayer AG and Roche Holding AG, which are among the world leaders in the birth control and oncology businesses, respectively, held up well in the down market.

Positions in telecommunications also added value for the fund. Telecom stocks, in general, performed well due to their defensive nature and stable cash flows. Among the fund's top performers in this sector were stocks such as China Mobile Ltd., Telefonica SA, Vodafone PLC and Bharti Airtel*.

Q: Do you have any closing thoughts for investors?

A: The problems in the world economy likely will take years to fully resolve. Still, we believe plenty of opportunities remain for individual stock pickers given that valuations in the world markets have moved to exceptionally inexpensive levels. Although for many companies depression-level valuations are certainly warranted, there are also numerous opportunities in fundamentally sound companies that we believe will emerge from this downturn as the long-term survivors. We understand that our investors are distressed by both the long downturn in the world markets and the recent underperformance of the fund, but we are confident that the fund is now well positioned for the current environment.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
* Not held in the portfolio as of February 28, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/09	8/31/08

Common Stocks	92%	94%
Exchange Traded Funds	5%	3%
Cash Equivalents	3%	1%
Participatory Notes	—	1%
Preferred Stocks	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	2/28/09	8/31/08

Europe (excluding United Kingdom)	58%	51%
Japan	20%	14%
United Kingdom	10%	15%
Pacific Basin	10%	7%
Latin America	1%	5%
Canada	1%	3%
Middle East	—	3%
India	—	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks and Participatory Notes)	2/28/09	8/31/08

Financials	20%	27%
Health Care	16%	11%
Energy	13%	14%
Industrials	12%	7%
Telecommunication Services	11%	6%
Materials	9%	11%
Consumer Staples	9%	7%
Information Technology	6%	6%
Utilities	3%	6%
Consumer Discretionary	1%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2009 (23.7% of Net Assets)	Country	Percent
1. BG Group PLC Explores, produces and distributes gas and oil	United Kingdom	2.6%
2. Intercell AG Develops vaccines for the prevention and treatment of infectious diseases	Austria	2.5%
3. BNP Paribas Provider of banking services	France	2.5%
4. China Life Insurance Co., Ltd. Offers a wide range of insurance products and services	China	2.4%
5. Bayer AG Produces and markets health care and agricultural products	Germany	2.4%
6. Saipem SpA Offers construction and offshore and onshore drilling services	Italy	2.3%
7. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.3%
8. Nestle SA Producer and seller of food products	Switzerland	2.3%
9. Deutsche Telekom AG Offers fixed line and mobile telephone and information technology services for businesses	Germany	2.2%
10. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 92.2%
Australia 2.1%
BHP Billiton Ltd. (Cost $19,864,637)	975,000	17,740,450
Austria 2.5%
Intercell AG* (Cost $20,792,008)	717,170	20,922,675
Brazil 1.4%
Petroleo Brasileiro SA (ADR) (a) (Cost $17,890,931)	421,100	11,677,103
Canada 1.2%
Potash Corp. of Saskatchewan, Inc. (Cost $12,895,171)	117,672	9,876,604
China 3.9%
China Life Insurance Co., Ltd. "H"	7,172,300	19,950,017
Industrial & Commercial Bank of China Ltd. "H"	31,716,000	12,758,197
(Cost $41,176,386)		32,708,214
Denmark 3.8%
Carlsberg AS "B" (a)	430,750	14,673,375
Novo Nordisk AS "B"	344,400	16,736,630
(Cost $66,112,142)		31,410,005
Finland 4.1%
Fortum Oyj	888,900	15,379,027
Nokia Oyj	1,969,200	18,548,200
(Cost $70,447,990)		33,927,227
France 7.2%
Alstom SA	178,626	8,509,850
AXA SA	915,410	8,461,623
BNP Paribas (a)	632,384	20,751,943
Compagnie de Saint-Gobain	413,309	9,586,045
Total SA	269,415	12,749,238
(Cost $86,679,897)		60,058,699
Germany 14.9%
Allianz SE (Registered)	204,451	13,849,618
BASF SE	377,600	10,475,228
Bayer AG	411,946	19,840,239
Deutsche Telekom AG (Registered)	1,545,800	18,713,317
E.ON AG	460,209	11,831,346
Fresenius Medical Care AG & Co. KGaA	347,847	14,326,050
Gerresheimer AG (a)	383,353	8,054,729
Linde AG	161,300	10,413,054
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	140,000	17,175,510
(Cost $158,449,734)		124,679,091
Hong Kong 2.3%
China Mobile Ltd. (Cost $24,851,454)	2,229,000	19,185,270
Ireland 1.5%
CRH PLC (Cost $15,945,174)	600,300	12,449,521
Italy 3.7%
Intesa Sanpaolo	4,707,200	11,457,416
Saipem SpA	1,262,500	19,612,019
(Cost $60,077,787)		31,069,435
Japan 14.1%
Astellas Pharma, Inc.	433,500	14,388,631
Canon, Inc.	503,800	12,723,762
East Japan Railway Co.	234,751	13,925,824
Japan Tobacco, Inc.	3,911	9,264,936
Mitsubishi Corp.	873,800	10,934,115
Mitsubishi UFJ Financial Group, Inc.	2,303,300	10,475,165
Mitsui & Co., Ltd.	1,258,000	11,539,613
Nintendo Co., Ltd.	42,800	12,131,636
Nippon Telegraph & Telephone Corp.	291,129	12,481,771
Seven & I Holdings Co., Ltd.	447,000	9,886,468
(Cost $165,024,855)		117,751,921
Luxembourg 1.3%
ArcelorMittal (a) (Cost $21,541,852)	570,339	11,148,024
Netherlands 1.4%
Koninklijke (Royal) Philips Electronics NV (Cost $13,399,911)	731,200	11,792,538
Norway 2.4%
DnB NOR ASA	1,567,500	5,691,266
StatoilHydro ASA	881,500	14,733,926
(Cost $29,344,279)		20,425,192
Russia 1.2%
Gazprom OAO (ADR)	203,150	2,638,919
Gazprom (ADR)	566,400	7,294,496
(Cost $31,337,992)		9,933,415
Singapore 1.1%
United Overseas Bank Ltd. (Cost $19,892,059)	1,388,000	8,856,999
Spain 3.5%
Banco Santander SA	1,905,600	11,750,189
Telefonica SA	961,571	17,907,801
(Cost $31,098,769)		29,657,990
Sweden 1.2%
Hennes & Mauritz AB "B" (Cost $10,725,844)	276,700	10,339,633
Switzerland 7.3%
ABB Ltd. (Registered)*	1,156,967	13,985,340
Lonza Group AG (Registered) (a)	103,286	9,926,024
Nestle SA (Registered)	574,293	18,778,301
Novartis AG (Registered) (a)	312,779	11,383,678
Roche Holding AG (Genusschein)	57,425	6,512,386
(Cost $63,408,728)		60,585,729
United Kingdom 10.1%
AMEC PLC	1,021,205	7,937,215
Babcock International Group PLC	648,670	4,204,641
BAE Systems PLC	1,515,348	8,024,475
BG Group PLC	1,515,085	21,619,664
HSBC Holdings PLC	1,507,055	10,537,501
Imperial Tobacco Group PLC	632,335	15,180,522
Vodafone Group PLC	9,514,656	16,913,370
(Cost $111,540,645)		84,417,388
Total Common Stocks (Cost $1,092,498,245)		770,613,123

Exchange Traded Fund 4.9%
Japan
iShares MSCI Japan Index Fund (a) (Cost $66,631,797)	5,587,874	41,182,631

Securities Lending Collateral 7.8%
Daily Assets Fund Institutional, 1.05% (b) (c) (Cost $64,917,056)	64,917,056	64,917,056

Cash Equivalents 3.1%
Cash Management QP Trust, 0.85% (b) (Cost $25,699,233)	25,699,233	25,699,233
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,249,746,331)+	108.0	902,412,043
Other Assets and Liabilities, Net (a)	(8.0)	(66,879,616)
Net Assets	100.0	835,532,427
* Non-income producing security.
+ The cost for federal income tax purposes was $1,275,669,695. At February 28, 2009, net unrealized depreciation for all securities based on tax cost was $373,257,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,070,318 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $403,327,970.
(a) All or a portion of these securities were on loan, amounting to $53,152,558. In addition, net pending sales, amounting to $6,986,127 are also on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2009 amounted to $60,138,685, which is 7.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

As of February 28, 2009, the Fund had the following open forward foreign currency exchange contract:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	8,205,900,000	USD	84,411,550	5/29/2009	163,202
Currency Abbreviations
JPY Japanese Yen USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 130,292,312	$ —
Level 2	772,119,731	163,202
Level 3	—	—
Total	$ 902,412,043	$ 163,202
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,159,130,042) — including $53,152,558 of securities loaned	$ 811,795,754
Investment in Daily Assets Fund Institutional (cost $64,917,056)*	64,917,056
Investment in Cash Management QP Trust (cost $25,699,233)	25,699,233
Total investments, at value (cost $1,249,746,331)	902,412,043
Cash	637
Foreign currency, at value (cost $9,239,600)	9,177,769
Receivable for investments sold	12,460,143
Receivable for Fund shares sold	199,773
Dividends receivable	1,182,747
Interest receivable	58,710
Unrealized appreciation on forward currency exchange contracts	163,202
Foreign taxes recoverable	890,199
Other assets	71,602
Total assets	926,616,825
Liabilities
Payable for investments purchased	23,850,878
Payable upon return of securities loaned	64,917,056
Payable for Fund shares redeemed	972,957
Accrued management fee	394,488
Other accrued expenses and payables	949,019
Total liabilities	91,084,398
Net assets, at value	$ 835,532,427
Net Assets Consist of
Accumulated distributions in excess of net investment income	(2,806,585)
Net unrealized appreciation (depreciation) on: Investments	(347,334,288)
Foreign currency	34,529
Accumulated net realized gain (loss)	(941,890,250)
Paid-in capital	2,127,529,021
Net assets, at value	$ 835,532,427
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of February 28, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($114,174,618 ÷ 4,097,269 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.87
Maximum offering price per share (100 ÷ 94.25 of $27.87)	$ 29.57

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,507,503 ÷ 235,207 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 27.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,107,419 ÷ 365,887 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 27.62
Class S Net Asset Value, offering and redemption price(a) per share ($676,529,178 ÷ 24,165,670 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 28.00
Institutional Class Net Asset Value, offering and redemption price(a) per share ($28,213,709 ÷ 1,012,149 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 27.88
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended February 28, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $875,449)	$ 8,763,121
Interest — Cash Management QP Trust	298,359
Interest	54,673
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	238,070
Total Income	9,354,223
Expenses: Management fee	3,208,414
Administration fee	567,861
Services to shareholders	1,231,776
Distribution and service fees	299,323
Custodian fee	114,568
Reports to shareholders	63,344
Professional fees	113,419
Registration fees	43,789
Directors' fees and expenses	7,143
Other	41,690
Total expenses before expense reductions	5,691,327
Expense reductions	(11,388)
Total expenses after expense reductions	5,679,939
Net investment income (loss)	3,674,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(443,331,181)
Foreign currency	(2,005,224)
(445,336,405)
Change in net unrealized appreciation (depreciation) on: Investments	(405,688,365)
Foreign currency	(21,357)
(405,709,722)
Net gain (loss)	(851,046,127)
Net increase (decrease) in net assets resulting from operations	$ (847,371,843)
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Operations: Net investment income (loss)	$ 3,674,284	$ 47,740,819
Net realized gain (loss)	(445,336,405)	(12,250,139)
Change in net unrealized appreciation (depreciation)	(405,709,722)	(373,151,068)
Net increase (decrease) in net assets resulting from operations	(847,371,843)	(337,660,388)
Distributions to shareholders from: Net investment income: Class A	(5,712,183)	(2,835,040)
Class B	(270,894)	(720)
Class C	(413,444)	(43,996)
Class S	(36,392,964)	(23,164,866)
Institutional Class	(1,479,621)	(433,745)
Total distributions	(44,269,106)	(26,478,367)
Fund share transactions: Proceeds from shares sold	47,629,020	275,818,611
Reinvestment of distributions	40,672,347	24,134,814
Cost of shares redeemed	(178,476,779)	(382,858,681)
Redemption fees	22,136	99,034
Net increase (decrease) in net assets from Fund share transactions	(90,153,276)	(82,806,222)
Increase (decrease) in net assets	(981,794,225)	(446,944,977)
Net assets at beginning of period	1,817,326,652	2,264,271,629
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $2,806,585 and $37,788,237, respectively)	$ 835,532,427	$ 1,817,326,652

Financial Highlights

Class A Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 56.22	$ 67.17	$ 57.01	$ 47.44	$ 37.86	$ 33.18
Income (loss) from investment operations: Net investment income (loss)[b]	.07	1.29[e]	.77[e]	1.13[e]	.56	.16
Net realized and unrealized gain (loss)	(27.01)	(11.62)	11.05	9.31	9.48	4.82
Total from investment operations	(26.94)	(10.33)	11.82	10.44	10.04	4.98
Less distributions from: Net investment income	(1.41)	(.62)	(1.66)	(.87)	(.46)	(.30)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 27.87	$ 56.22	$ 67.17	$ 57.01	$ 47.44	$ 37.86
Total Return (%)[c]	(48.31)**	(15.58)[f]	21.03[d]	22.24[d]	26.63	15.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	244	308	241	219	192
Ratio of expenses before expense reductions (%)	1.28*	1.22	1.24	1.32	1.33	1.55
Ratio of expenses after expense reductions (%)	1.28*	1.22	1.24	1.30	1.33	1.55
Ratio of net investment income (loss) (%)	.18[g]	1.94[e]	1.21[e]	2.16[e]	1.28	.41
Portfolio turnover rate (%)	59**	133	104	76	57	82
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.64)%.
[g] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 55.54	$ 66.32	$ 56.18	$ 46.74	$ 37.36	$ 32.74
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	.76[e]	.23[e]	.51[e]	.13	(.14)
Net realized and unrealized gain (loss)	(26.69)	(11.54)	10.89	9.26	9.31	4.77
Total from investment operations	(26.76)	(10.78)	11.12	9.77	9.44	4.63
Less distributions from: Net investment income	(1.11)	(.00)***	(.98)	(.33)	(.06)	(.01)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 27.67	$ 55.54	$ 66.32	$ 56.18	$ 46.74	$ 37.36
Total Return (%)[c,d]	(48.49)**	(16.27)[f]	20.01	20.92	25.21	14.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	16	29	28	33	40
Ratio of expenses before expense reductions (%)	2.19*	2.10	2.16	2.42	2.62	2.49
Ratio of expenses after expense reductions (%)	2.03*	2.03	2.14	2.35	2.37	2.37
Ratio of net investment income (loss) (%)	(.19)[g]	1.14[e]	.31[e]	1.00[e]	.24	(.41)
Portfolio turnover rate (%)	59**	133	104	76	57	82
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.33)%.
[g] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 55.47	$ 66.29	$ 56.22	$ 46.74	$ 37.35	$ 32.74
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	.79[e]	.30[e]	.67[e]	.18	(.14)
Net realized and unrealized gain (loss)	(26.67)	(11.52)	10.90	9.21	9.32	4.76
Total from investment operations	(26.74)	(10.73)	11.20	9.88	9.50	4.62
Less distributions from: Net investment income	(1.11)	(.09)	(1.13)	(.40)	(.11)	(.01)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 27.62	$ 55.47	$ 66.29	$ 56.22	$ 46.74	$ 37.35
Total Return (%)[c]	(48.49)d**	(16.24)[f]	20.10[d]	21.26	25.44	14.17[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	24	32	23	22	22
Ratio of expenses before expense reductions (%)	2.09*	2.01	2.01	2.11	2.24	2.38
Ratio of expenses after expense reductions (%)	2.03*	2.01	2.01	2.11	2.24	2.36
Ratio of net investment income (loss) (%)	(.19)[g]	1.16[e]	.44[e]	1.31[e]	.37	(.40)
Portfolio turnover rate (%)	59**	133	104	76	57	82
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.30)%.
[g] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 56.55	$ 67.57	$ 57.34	$ 47.74	$ 38.10	$ 33.36
Income (loss) from investment operations: Net investment income (loss)[b]	.13	1.48[d]	.97[d]	1.28[d]	.71	.30
Net realized and unrealized gain (loss)	(27.16)	(11.66)	11.11	9.37	9.54	4.86
Total from investment operations	(27.03)	(10.18)	12.08	10.65	10.25	5.16
Less distributions from: Net investment income	(1.52)	(.84)	(1.85)	(1.05)	(.61)	(.42)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 28.00	$ 56.55	$ 67.57	$ 57.34	$ 47.74	$ 38.10
Total Return (%)	(48.21)**	(15.33)[e]	21.42[c]	22.61[c]	27.06	15.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	677	1,480	1,870	1,390	1,278	1,273
Ratio of expenses before expense reductions (%)	.93*	.93	.93	1.02	.98	1.23
Ratio of expenses after expense reductions (%)	.93*	.93	.93	1.01	.98	1.17
Ratio of net investment income (loss) (%)	.35[f]	2.24[d]	1.52[d]	2.40[d]	1.63	.79
Portfolio turnover rate (%)	59**	133	104	76	57	82
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.39)%.
[f] The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 56.35	$ 67.34	$ 57.10	$ 47.58	$ 37.99	$ 33.28
Income (loss) from investment operations: Net investment income (loss)[b]	.15	1.58[d]	1.06[d]	1.52[d]	.76	.39
Net realized and unrealized gain (loss)	(27.06)	(11.64)	11.06	9.12	9.51	4.84
Total from investment operations	(26.91)	(10.06)	12.12	10.64	10.27	5.23
Less distributions from: Net investment income	(1.56)	(.93)	(1.88)	(1.12)	(.68)	(.52)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 27.88	$ 56.35	$ 67.34	$ 57.10	$ 47.58	$ 37.99
Total Return (%)	(48.18)**	(15.22)[e]	21.60[c]	22.65[c]	27.18	15.77[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	53	26	8	9	8
Ratio of expenses before expense reductions (%)	.82*	.80	.79	.98	.85	.96
Ratio of expenses after expense reductions (%)	.82*	.80	.79	.96	.85	.94
Ratio of net investment income (loss) (%)	.41[f]	2.36[d]	1.66[d]	2.87[d]	1.76	1.02
Portfolio turnover rate (%)	59**	133	104	76	57	82
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31, and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.28)%.
f The ratio for the six months ended February 28, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $395,637,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($11,871,000), August 31, 2010 ($27,218,000), and August 31, 2011 ($356,548,000), the expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through August 31, 2008, the Fund incurred approximately $75,014,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $685,835,446 and $793,650,364, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 28, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.565% of the Fund's average daily net assets.

For the period from September 1, 2008 through November 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class S	.95%
Institutional Class	.88%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2009, the Advisor received an Administration Fee of $567,861, of which $69,821 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2009
Class A	$ 219,080	$ —	$ 108,152
Class B	20,743	7,540	8,942
Class C	23,737	3,848	7,623
Class S	603,704	—	322,660
Institutional Class	5,703	—	2,513
	$ 872,967	$ 11,388	$ 449,890

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2009
Class B	$ 35,654	$ 4,154
Class C	53,768	6,388
	$ 89,422	$ 10,542

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2009	Annualized Effective Rate
Class A	$ 180,840	$ 19,542.24%
Class B	11,660	1,374.25%
Class C	17,401	2,086.24%
	$ 209,901	$ 23,002

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2009 aggregated $2,881.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2009, the CDSC for Class B and C shares aggregated $14,394 and $722, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2009, DIDI received $261 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,823, all of which is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	304,905	$ 11,181,066	795,085	$ 53,002,257
Class B	26,362	956,040	46,283	3,073,199
Class C	49,346	1,745,850	126,084	8,417,760
Class S	685,697	26,103,631	2,002,250	137,320,925
Institutional Class	211,313	7,642,433	1,133,864	74,004,470
		$ 47,629,020		$ 275,818,611
Shares issued to shareholders in reinvestment of distributions
Class A	162,563	$ 5,345,079	38,363	$ 2,647,837
Class B	7,962	260,200	10	711
Class C	11,234	366,555	542	37,102
Class S	1,006,693	33,220,894	303,342	21,015,419
Institutional Class	45,028	1,479,619	6,288	433,745
		$ 40,672,347		$ 24,134,814
Shares redeemed
Class A	(714,211)	$ (26,343,233)	(1,067,583)	$ (70,090,475)
Class B	(90,387)	(3,278,535)	(199,388)	(13,008,226)
Class C	(128,698)	(4,686,218)	(176,039)	(11,405,280)
Class S	(3,702,276)	(137,721,859)	(3,797,975)	(253,751,863)
Institutional Class	(180,476)	(6,446,934)	(585,318)	(34,602,837)
		$ (178,476,779)		$ (382,858,681)
Redemption fees		$ 22,136		$ 99,034
Net increase (decrease)
Class A	(246,743)	$ (9,815,593)	(234,135)	$ (14,431,104)
Class B	(56,063)	(2,062,255)	(153,095)	(9,934,195)
Class C	(68,118)	(2,573,269)	(49,413)	(2,950,393)
Class S	(2,009,886)	(78,387,640)	(1,492,383)	(95,395,477)
Institutional Class	75,865	2,685,481	554,834	39,904,947
		$ (90,153,276)		$ (82,806,222)

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and underperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        April 28, 2009